UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 7, 2020
Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 120
Norfolk, Nebraska	68701
(Address of Principal Executive Offices)	(Zip Code)

(301) 861-3305
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDOR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with a rights offering (the “Rights Offering”) of 4,000,000 shares of common stock by Condor Hospitality Trust, Inc. (the “Company”) to its shareholders of record as of a record date to be set for the Rights Offering, the Company and SREP III Flight-Investco 2, L.P. (the “Backstop Investor”) entered into a Backstop Commitment Agreement (the “Agreement”) on December 7, 2020.

The Backstop Investor desires to backstop the Rights Offering on a standby basis to facilitate the transaction. Subject to the terms and conditions set forth in the Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act provided under Section 4(a)(2) thereof and/or Regulation D thereunder, the Company desires to sell, and the Backstop Investor desires to purchase, securities of the Company as more fully described in the Agreement.

On the terms and subject to the conditions contained in the Agreement, the Backstop Investor agrees to purchase, and the Company agrees to sell and issue to the Backstop Investor, an aggregate number of shares of common stock equal to (x) $10.0 million, minus (y) the aggregate proceeds of the Rights Offering divided by $2.50, at a price per share equal to $2.50, subject to the terms and conditions of the Agreement and as further explained in the Agreement. The obligations of the Backstop Investor under the Agreement are subject to certain conditions, which, among other conditions, include: (1) that the Rights Offering must occur on or prior to May 31, 2021, and (2) that the Company exempts the Backstop Investor from the ownership limitation set forth in the Company’s Articles of Incorporation.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Backstop Commitment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The Backstop Commitment Agreement disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The common stock potentially issuable pursuant to the Backstop Commitment Agreement will, if issued, be issued in reliance on the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Backstop Commitment Agreement, dated December 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: December 7, 2020	By:	/s/ Jill Burger
	Name:	Jill Burger
	Title:	Interim Chief Financial Officer and Chief Accounting Officer